[GMAC Logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Residential Funding Company, LLC ("RFC") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in
Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where
RFC has agreed to prepare an assessment of compliance in conformity with Item 1122 of
Regulation AB, for which RFC acted as a master servicer and/or securities administrator and involving first and second lien mortgage loans and home equity loans whether sold as whole loans or transferred in connection with securitization transactions (the -RFC Master Servicing
Platform"), as set forth in Appendix B hereto.
2.
Except as set forth in paragraph 3 below, RFC used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
3.
The criteria listed in the column titled "Inapplicable to Residential Funding Company, LLC as
Master Servicer and Securities Administrator" in Appendix A hereto are inapplicable to
RFC based on the activities it performs with respect to the RFC Master Servicing Platform;
4.
RFC has complied, in all material respects, with the applicable servicing criteria as of December
31, 2007 and for the Reporting Period with respect to the RFC Master Servicing Platform taken as a whole.
5.
PricewaterhouseCoopers. LLP, a registered independent public accounting firm, has issued an attestation report on RFC's assessment of compliance with the applicable servicing criteria for the Reporting Period.
March 17, 2008
Residential Fundin
g
Com
p
any. LLC
By: /s/ Anthony N. Renzi
Name: Anthony N. Renzi
Title: Managing Director
APPENDIX A
SERVICING CRITERIA
SERVICING CRITERIA
Reg AB
Reference
Criteria
Applicable to
Residential
Funding
Company,
LLC as
Master
Servicer and
Securities
Administrator
Inapplicable to
Residential
Funding
Company,
LLC as Master
Servicer and
Securities
Administrator
General Servicing Considerations
.
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a hack-up Servicer for the pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicin
g
function throughout the
reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets arc deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor arc made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or
g
uarantees regarding collections. cash flows
or distributions, and any interest or other fees charged :or such advances. arc made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts Or accounts established as s form of
overcollateralization are separately maintained (e.g., with respect to commingling of cash) as set forth in the: transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction agreements.
For purposes of this criterion. "federally insured depository institution
"
with respect to a foreign financial institution means a
foreign financial institution that meets the requirements of Rule
13k- 1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)
Unissued checks arc safeguarded so as to prevent unauthorized access,
X
SERVICING CRITERIA
SERVICING CRITERIA
Reg AB
Reference
Criteria
Applicable to
Residential
Funding
Company,
LLC as
Master
Servicer and
Securities
Administrator
Inapplicable to
Residential
Funding
Company,
LLC as Master
Servicer and
Securities
Administrator
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset -
backed securities related bank accounts, including custodial accounts and related hank clearing accounts. These reconciliations are (A) mathematically accurate: (B) prepared within 30 calendar da
y
s after the hank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the
reconciliation; and (D) contain explanations for reconciling items.
These reconciling items arc resolved within 90 calendar days of their original identification, or such other number of days
specified in the transaction agreements:
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors. including those to be filed with the
Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements,
Specifically, such reports (A) arc prepared in accordance with timcframes and other terms set forth in the transaction
agreements: (13) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are tiled with the Commission as required by its rules and regulations:
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the Servicer's inves tor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.
X
1122(d)(4)(ii)
pool asset and related documents arc safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, rernovals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X

1122(d)(4)(iv)
Pay -mats on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two
business days after receipt, or such other number of days specified in the transaction a
g
reements, and allocated to principal, interest or
other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the
Servicer's records with respect to an obli
g
or's unpaid principal
balance.
X
SERVICING CRITERIA
SERVICING CRITERIA
Reg AB
Reference
Criteria
Applicable to
Residential
Funding
Company,
LLC as
Master
Servicer and
Securities
Administrator
Inapplicable to
Residential
Funding
Company,
LLC as Master
Servicer and
Securities
Administrator
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery' actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) arc initiated, conducted and
concluded in accordance with the timeframes or other
requirements established b
y
the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment reschedulin
g
plans in cases where delinquency is
deemed temporary (e.g.. illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
documents,
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis. or such other period specified in the transaction agreements; (B)
interest on such funds is paid. or credited, to obligors in
accordance with applicable pool asset documents and state laws:
and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements_
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the
Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission,
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obli
g
or's records maintained by the Servicer.
or such other number of days specified in the transaction
agreements,
X
1122(d)(4)(xiv)
Delinquencies. charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X

1122(d)(4)(xv)
An
y
external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB is
maintained as set forth in the transaction agreements
X
Appendix B
2007-EMX1 2007-S5 2006-QA1 2006-RZ1
2007-HI1 2007-S6 2006-QA10 2006-RZ2
2007-HSA1 2007-S7 2006-QA11 2006-RZ3
2007-HSA2 2007-S8 2006-QA2 2006-RZ4
2007-HSA3 2007-S9 2006-QA3 2006-RZ5
2007-KS 1 2007-SA1 2006-QA4 2006-S1
2007-KS2 2007-SA2 2006-QA5 2006-S10
2007-KS3 2007-SA3 2006-QA6 2006-S11
2007-KS4 2007-SA4 2006-QA7 2006-S12
2007-QA1 2007-SP1 2006-QA8 2006-S2
2007-QA2 2007-SP2 2006-QA9 2006-S3
2007-QA3 2007-SP3 2006-QH1 2006-S4
2007-QA4 2006-EFC1 2006-QO1 2006-55
2007-QA5 2006-EFC2 2006-QO10 2006-S6
2007-QH1 2006-EMX1 2006-QO2 2006-S7
2007-QH2 2006-EMX2 2006-QO3 2006-58
2007-QH3 2006-EMX3 2006-QO4 2006-S9
2007-QH4 2006-EMX4 2006-QO5 2006-SA1
2007-QH5 2006-EMX5 2006-QO6 2006-SA2
2007-QH6 2006-EMX6 2006-QO7 2006-SA3
2007-QH7 2006-EMX7 2006-QO8 2006-SA4
2007-QH8 2006-EMX8 2006-QO9 2006-SP1
2007-QH9 2006-EMX9 2006-QS1 2006-SP2
2007-QO1 2006-HI1 2006-QS10 2006-SP3
2007-QO2 2006-HI2 2006-QS11 2006-SP4
2007-QO3 2006-HI3 2006-QS12
2007-QO4 2006-HI4 2006-QS13 2006-C4
2007-QO5 2006-HI5 2006-QS14 2006-C5
2007-QS1 2006-HSA1 2006-QS15
2007-QS10 2006-HSA2 2006-QS16
2007-QS11 2006-HSA3 2006-QS17
2007-QS2 2006-HSA4 2006-QS18
2007-QS3 2006-HSA5 2006-QS2
2007-QS4 2006-KS1 2006-QS3
2007-QS5 2006-KS2 2006-QS4
2007-QS6 2006-KS3 2006-QS5
2007-QS7 2006-KS4 2006-QS6
2007-QS8 2006-KS5 2006-QS7
2007-QS9 2006-KS6 2006-QS8
2007-RS1 2006-KS7 2006-QS9
2007-RS2 2006-KS8 2006-RS1
2007-RZ1 2006-KS9 2006-RS2
2007-S1 2006-NC1 2006-RS3
2007-S2 2006-NC2 2006-RS4
2007-S3 2006-NC3 2006-RS5
2007-S4 2006-RS6
2007-2N 2006-BAFC-1
2007-DBALT-OA1 2006-BAFC-5
2007-DBALT-RAMP1 2006-DBALT-AR1
2007-DLJMC -HCSB 2006-HWH10
2007-GSR-AR1 2006-HWH 17
2007-GSR-OA1 2006-HWH 19
2007-GSR-OA2 2006-KWH1
2007-HALO-AR2 2006-KWH 3B
2007-HEL1 2006-LUM-5
2007-HV2 2006-LUM-6
2007-HV7 2006-MARM-OA1
2007-LUM-2 2006-MARM-OA2
2007-LXS-12N 2006-POWH 13
2007-LXS-15N 2006-POWH 13B
2007-LXS-4N LEHMAN 2006-POWH16
2007-MANA-A2 2006-POWH16B
2007-MANA-AF1 2006-POWH 17
2007-MANA-OAR3 2006-POWH 17B
2007-MANA-OAR4 2006- POWH 18
2007-MARM-3 2006-POWH 18B
2007-POWH 3 2006-POWH20
2007-QRWH1 2006-POWH21
2007-SARM-06 2006-POWH22
2007-SARM-3 LEHMAN 2006-QWH20
2001-PTWH11 2006-QWH8
2003-PTWH18 2006-WH1
2005-QWH13 2006-WH11
2005-QWH7 2006-WH12
2005-W H20 2006-WH21
2005-WH25A
2005-WH25B
2005-WH28B
2005-WH29
2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC 1
2006-18N
2006-BAFC6
2006-CMLT1 AAR7
2006-D
2006-DBALT-AF 1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-0A3
2006-RFC1 CCM
GMAC Bank
Certification Regarding Compliance with Applicable Servicing Criteria1
1.
GMAC. Bank ("GMACB") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-
month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto.
The transactions covered by this report include (i) all SEC-registered transactions closed on or after
January 1, 2006 and (ii) unregistered transactions where GMACB has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB. for which GMACB acted as Document Custodian and involving first and second lien mortgage loans and home equity loans (the "GMAC Bank Platform"), as set forth in Appendix B hereto.
2.
Except as set forth in paragraph 3 below, GMACB used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
3.
The criteria listed in the column titled "Inapplicable to GMACB" in Appendix A hereto are inapplicable to GMACB based on the activities it performs with respect to the GMAC Bank Platform;
4.
GMACB has complied, in all material respects. with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period
with respect to the GMAC Bank Platform taken as a whole; and
5.
PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACB's assessment of compliance with the applicable servicing criteria for the Reporting Period.
March 17, 2008
GMAC Bank

By: /s/ Robert E. Groody
Name: Robert E. Groody
Title: Executive Vice President
APPENDIX A
SERVICING CRITERIA
SERVICING CRITERIA
Reference
Criteria
Applicable to
GMACB
Inapplicable to
GMACB
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in accordance with the transaction agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties.
policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for tire pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, arc made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
overcollateralization, arc separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction agreements.
For purposes of this criterion. 'federally insured depository institution- with respect to a foreign financial institution means aforeign financial institution that meets the requirements of Rule
13k-l(b)(1) of the Securities Exchange Act,
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations arc (A) mathematically accurate; (H) prepared within 30 calendar days after the bank statement cutoff date_ or such other number of days specified in the transaction
agreements: (C) reviewed and approved by someone other than
the person who prepared the reconciliation: and (D) contain
explanations for reconciling items. These reconciling items are resolved within 40 calendar days of their original identification, or such other number of days specified in the transaction
agreements.
X
SERVICING CRITERIA
SERVICING CRITERIA
Reference
Criteria
Applicable to
GMACB
Inapplicable to
GMACB
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors. including those to be filed with the
Commission, arc maintained in accordance with the transaction agreements and applicable Commission requirements.
Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
agreements; (13) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are tiled with the Commi ssion as required by its rules and
regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool
assets serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts s due to investors arc allocated and remitted in
accordance with timeframes. distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the Servicer's investor records, or such other number of da
y
s specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.
X
1122(d)(4)(ii)
pool asset and related documents are safeguarded a' required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool arc made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two
business days after receipt, or such other number of days
specified in the transaction agreements, and allocated to
principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents,
X
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the
Servicer's records with respect to an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-a
g
ings) are made. reviewed
and approved by authorized personnel in accordance with the
transaction agreements and related pool asset documents.
X
1122(d)(4(vii)
Loss mitigation or recovery actions (e.g.. forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions. as applicable) are initiated, conducted and
concluded in accordance with the timeframes or other
requirements established by the transaction agreements_
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction
a
g
reements, and describe the entity's activities in monitoring delinquent pool assets includin
g
. for example, phone calls. letters
and payment rescheduling plans in cases where delinquency is deemed deemed temporary (e.g., illness or unemployment).
X
SERVICING CRITERIA
SERVICING CRITERIA
Reference
Criteria
Applicable to
GMACB
Inapplicable to
GMACB
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates arc computed based on the related pool asset documents.
X
1122(d)4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds arc analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements: (13)
interest on such funds is paid. or credited. to obligors in
accordance with applicable pool asset documents and state laws:
and (C) such funds arc returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the
Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid front the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the
Servicer, or such other number of days specified in the
transaction agreements,
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support. identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is
maintained as set forth in the transaction agreements.
X
Appendix B
SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2006-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11
LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6
LMT 2006-7
2006-GEL4
GPMF2006AR7
GPMF2006AR8
2007-GEL1
2007-GEL1
GPMF2007AR1
SASCO07-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASCO07-RF2
SASCO07-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-SB1
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3
ISAC 2006-4
CMB 2007-A
MSM 06-10SL
MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1
GSMPS06RP1
GSR 2006-4F
2006-1
TCMLT 07-1
DLJMC-WACHO
DLJMC-HUDSO
2006-HE1
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTI07AMC2
MARM 2007-2
DBALT06AB1
DBALT06AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1
NAAC2006S1
MIT 2006-1
BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2
LUM 2006-4
NAAC2006S2
DBALT06AB2
DBALT06AR2
SAIL 2006-3
BSABS06SD2
BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALT06AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALT06AR3
GSMPS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2
ACE2006-SL4
SASCO 068C2
MARP 06-2
MSM06-13ARX
MARM 060A2
DBALT06AB4
DBALT06AR4
HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALT06AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9
MASTR 06-3
MASD 2006-03
2006-AR4
2006-S5
NHELI 06AF1
HBVW2006-14
DBALT06AR6
HBVW2006-13
MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT06OA1
SACO2006-11
MSM2007-1XS
MSM2007-2AX
DBALT07AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALT07AR2
DBALT07BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALT07AR3
BSABS07SD2
DBALT07OA2
SEMT 2007-1
BSSLT07SV1
NAAC 2007S2
HVMLT 07-2
BSSLT07SV1
DBALT07AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4
MSM07-7AX
CG2007-SHL1
NAAC 2007-1
ACE07STICS1
BSABS07SD3
SEMT 07-02
BAFC 2007-4
DBALT07OA3
HVMLT 07-4
HVMLT 07-4
MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT07OA4
MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT07OA45
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13
CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-HF1
MALT 07-4
MSM07-14AR
MSM07-15AR
2006-J1
2006-AR1
2006-AR2
2006-HLTV1
2006-HE1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3